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                                                                   Exhibit 10(g)

                                FERRO CORPORATION

                          Executive Employment Contract
                          -----------------------------

I.       Recitals
         --------

         (A) This Executive Employment Contract (this "Agreement") is between Ferro Corporation (the "Company") and _______________________(the "Executive") and is effective as of March__, 1998.

         (B) The address of the Company is 1000 Lakeside Avenue, Cleveland, Ohio 44114. The address of the Executive is _________________________.

         (C) The Executive is currently employed by the Company in the capacity of Chairman and Chief Executive Officer and the Executive is one of the key executives of the Company.

         (D) In consideration of the mutual promises contained herein and other good and valuable consideration, the Executive and the Company have entered into this Agreement.

II.      Definitions
         -----------

         As used in this Agreement, the following terms shall have the meanings set forth below:

                  "Agreement" means this Agreement.

                  "Bank" has the meaning set forth in Section VI.

                  "Base Salary" has the meaning set forth in Section III.D.(1).


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                  "Benefit Plans" has the meaning set forth in Section
III.E.(2).

                  "Board" means the Board of Directors of the Company.

                  "Cause" has the meaning set forth in Section IV.B(1).

                  "change in control of the Company" has the meaning set forth in Section VI.

                  "Company" means Ferro Corporation, as modified by Section VIII.A.

                  "Contract Term" has the meaning set forth in Section III.A.

                  "Date of Termination" has the meaning set forth in Section IV.A.(2).

                  "Disabled" has the meaning set forth in Section IV.C.(1).

                  "Excise Tax" has the meaning set forth in Section V.A.(1).

                  "Escrow Account" has the meaning set forth in Section VI.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Executive" means the executive named in this Agreement.

                  "Firm" has the meaning set forth in Section V.A.(2) and refers to certain Excise Tax matters.

                  "Good Reason" has the meaning set forth in Section IV.E.

                  "Gross-Up Payment" has the meaning set forth in Section V.A.(1) and refers to certain Excise Tax matters.

                  "Incentive Compensation Plan" has the meaning set forth in
Section III.E.(1).

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                  "Normal  Retirement  Age" means the normal  retirement age provided for in the Company's  Pension Plan.

                  "Notice of Termination" has the meaning set forth in Section IV.A.(1).

                  "Payment" has the meaning set forth in Section V.A.(1) and refers to certain Excise Tax matters.

                  "Pension Plan" means the Company's salaried employees' retirement plan, or any successor plan thereto.

                  "Retirement" has the meaning set forth in Section IV.D.(1).

                  "Total Disability" means total disability as defined in the Company's Pension Plan.

                  "Underpayment" has the meaning set forth in Section V.A.(2) and refers to certain Excise Tax matters.

III.     Provisions Applicable to the Contract Term
         ------------------------------------------

         A.       Contract Term
                  -------------

         Except as otherwise provided in this Agreement, the Company and the Executive agree that the Executive will remain in the employ of the Company for a primary term ending on March __, 2000 and that this Agreement will automatically continue after such primary term unless and until either party shall have given the other at least 36 months prior written Notice of Termination or, if earlier, until expiration of the Contract Term. The "Contract Term" shall refer to the period commencing on the date hereof and ending on March __, 2000 (or any continuation


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thereof pursuant to the preceding sentence); provided, however, that in no event shall the Contract Term extend beyond the earliest to occur of (A) the Executive's attaining Normal Retirement Age, (B) the date of death of the Executive, and (C) the Date of Termination resulting from the termination of this Agreement for Disability (as defined in Section IV.C.(1) hereof); and provided, further, however, that, if a change in control of the Company (as defined in Section VI hereof) occurs during the Contract Term, then, subject to the preceding proviso in this sentence, the Contract Term shall not expire prior to the second anniversary of the date of such change in control of the Company.

     Nothing contained in this Agreement shall prevent the Company at any time from terminating the Executive's right and obligation to perform service for the Company or prevent the Company from removing the Executive from any position which the Executive holds in the Company, subject to the obligation of the Company to make payments and provide benefits if and to the extent required under this Agreement, which payments and benefits shall be full and complete liquidated damages for any such action taken by the Company. The Executive specifically acknowledges that, except for this Agreement, his employment by the Company is employment-at-will, subject to termination by the Executive, or by the Company, at any time with or without cause. The Executive acknowledges that such employment-at-will status cannot be modified except in a specific writing which has been authorized or ratified by the Board.


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         B.       Nature of Duties
                  ----------------

                  (1) The Executive agrees to serve the Company during the Contract Term. The Executive agrees to devote his full business time during normal business hours to the business and affairs of the Company (except as otherwise provided herein) and to use his best efforts to promote the interests of the Company and to perform faithfully and efficiently the responsibilities assigned to him in accordance with the terms of this Agreement to the extent necessary to discharge such responsibilities, except for (i) service on corporate, civic or charitable boards or committees not significantly interfering with the performance of such responsibilities, and (ii) periods of vacation and sick leave or other legitimate absences under Company benefit plans and established practices.

                  (2) The Company agrees that, on or after a change in control of the Company (as defined in Section VI hereof), it will not, without the Executive's express written consent, (a) assign to the Executive duties inconsistent with his current positions, duties, responsibilities and status with the Company, or (b) change his titles as currently in effect, or (c) remove him from, or fail to re-elect him to, any of such positions, except in connection with the termination of his employment for Cause, Disability or Retirement or as a result of his death or voluntary termination. Except as so limited, the powers and duties of the Executive are to be more specifically determined and set by the Company from time to time.


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         C.       Place of Employment
                  -------------------

         The Executive's initial place of employment is at the Company's principal executive offices in Cleveland, Ohio. The Company agrees that it will not, without the Executive's express written consent, require the Executive to be based anywhere other than Cuyahoga County, Ohio, or a county contiguous thereto, except for required travel on the Company's business to an extent substantially consistent with present business travel obligations.

         D.       Compensation
                  ------------

                  (1) BASE SALARY. During the Contract Term, the Executive shall receive an annual base salary (the "Base Salary"), payable in installments, substantially in accordance with current practice, at an annual rate at least equal to the aggregate annual Base Salary payable to the Executive as of the date hereof. The Base Salary may be increased (but may not be decreased) at any time and from time to time by action of the Board, and, if so increased, such increased Base Salary shall thereafter be the Base Salary for the purposes of this Agreement.

                  (2) INCENTIVE COMPENSATION. During the Contract Term, the Company agrees to pay annual incentive compensation to the Executive in an amount at least equal to the annual incentive compensation that would have been payable to the Executive for such year in question under the Company's Incentive Compensation Plan as in effect for such applicable year, and giving effect to the highest position in the Company held by the Executive during the Contract Term.


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         E.       Benefit Plans
                  -------------

                  (1) During the Contract Term, the Company agrees to continue the Company's Annual Incentive Compensation Plan as the same may be modified from time to time but substantially in the form presently in effect (the "Incentive Compensation Plan"). The Company agrees to continue the Executive as a participant in the Incentive Compensation Plan on a basis at least equivalent to the present basis of his participation for the calendar year in which the effective date of this Agreement occurs.

                  (2) During the Contract Term, the Company agrees to continue in effect any perquisite, benefit or compensation plan (in addition to the Incentive Compensation Plan) including its pension plan, excess benefits plans, supplemental retirement program for short service executives, dental plan, life insurance plan, health and accident plan or disability plan in which the Executive is currently participating (but excluding the Company's stock option plan and performance share plan, participation in which shall be at the sole discretion of the Company's Board of Directors, or any applicable committee thereof) (such plans are collectively referred to with the Incentive Compensation Plan as the "Benefit Plans"), or to maintain plans providing substantially similar benefits; provided, however, that the Company may make modifications in such Benefit Plans so long as such modifications (a) are generally applicable to all salaried employees of the Company and (b) do not discriminate against highly-paid employees of the Company.



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                  (3) During the Contract Term, except as permitted in the
proviso contained in paragraph (2) above, the Company agrees not to take any action that would adversely affect the Executive's participation in, or materially reduce the benefits under, any of the Benefit Plans.

                  (4) Benefits herein provided are in lieu of any severance payment benefit otherwise provided under any other agreement, policy, or practice provided by the Company and, in the event of an effective Notice of Termination hereunder, are also in lieu of any obligations of the Company in favor of the Executive with respect to vacation or vacation pay. The Executive waives all rights to such payments under any such agreement, policy or practice provided, however, that this waiver shall not extend to entitlements provided under any disability insurance plan, retirement plan, excess benefit plan, or applicable supplemental pension plan or agreement for short service executives and any related Benefit Plans (including health and insurance plans), other than those relating to severance or vacation.

         F.       Conflicting Interests
                  ---------------------

         Prior to the Date of Termination, the Executive agrees not to accept any other employment or engage in any outside business or enterprise without the Company's written consent. It is understood, however, that outside activities are not prohibited provided they are legal; do not impair or interfere with the conscientious performance of Company duties and responsibilities; do not involve the misuse of the Company's

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influence, facilities or other resources; and do not reflect discredit upon the good name and reputation of the Company.

         G.       Disclosure of Information
                  -------------------------

         During the Contract Term and thereafter, the Executive shall not reveal any confidential information of the Company to anyone except those employees of the Company entitled to receive such information, or as otherwise permitted under any contract or commitment of the Company, or as otherwise authorized.

         H.       Certain Payments Upon the Occurrence of a Change in Control of
                  --------------------------------------------------------------
                  the Company
                  -----------

                  In the event a change in control of the Company (as defined in Section VI hereof) occurs during the Contract Term, the Company shall pay to the Executive, within five days thereafter, an amount in cash, with respect to each grant of Performance Shares (as defined in the Company's Amended and Restated 1997 Performance Share Plan, as amended (the "Performance Share Plan")) previously awarded to the Executive under the Performance Share Plan (or any predecessor thereto) in respect of a Performance Period (as defined in the Performance Share Plan) which had not expired immediately prior to such change in control of the Company (Performance Shares awarded in respect of any such Performance Period being referred to as "Outstanding Performance Shares"), which amount shall be equal to the excess (but not less than zero) of (a) over (b), where (a) equals the product of (1) the number of Outstanding Performance Shares awarded to the Executive in respect of the applicable Performance Period, (2) the "fair market value of the Common Stock" (as


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defined in the Performance Share Plan) and (3) a fraction (not to exceed one)
the numerator of which is the sum of (x) the number of days which had elapsed in the applicable Performance Period as of the date of such change in control of the Company plus (y) 730, and the denominator of which is the number of days in such applicable Performance Period, and where (b) equals the value payable to the Executive under the Performance Share Plan (or any predecessor thereto) in respect of such Outstanding Performance Shares in connection with such change in control of the Company. The provisions of this Section III.H. shall not affect in any manner the determination of amounts payable to the Executive under the Performance Share Plan (or any predecessor thereto).

IV.    Provisions Applicable to Termination of Employment
       --------------------------------------------------

       A.         Notice of Termination; Date of Termination
                  ------------------------------------------

                  (1) Any termination of the Executive's employment by the Company or the Executive shall be communicated by written Notice of Termination to the other party thereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated. Furthermore, either the Executive or the Company may give a Notice of Termination to the other party for the purpose of terminating this Agreement, as such, without terminating the Executive's employment with the Company, which Notice of Termination shall have

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the effect of terminating this Agreement at the expiration of the Contract Term as in effect on the date of giving such Notice of Termination.

                  (2) "Date of Termination" shall mean the date on which the Executive's right and obligation to perform employment services for the Company shall terminate (subject to the right of the Company to accelerate such date pursuant to Section III.A.) and shall be:

         (a) If the Agreement is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of his duties on a full-time basis during such thirty (30) day period),

         (b) If the Executive's employment is terminated by the Executive for Good Reason, pursuant to Section IV.E., the date specified in the Notice of Termination, which date (except with the written consent of the Company to the contrary) shall not be more than sixty (60) days after the date that the Notice of Termination is given,

         (c)      The expiration or termination of the Contract Term, and

         (d) If the Executive's employment is terminated by the Company for Cause pursuant to Section IV.B.(1), the date on which a Notice of Termination is given.

         B.       Termination for Cause
                  ---------------------

                  (1) The Company may terminate the Executive's employment and the Contract Term for Cause. For the purposes of this Agreement, the Company shall have "Cause" to terminate employment hereunder only (a) if termination shall have been the result of an act or acts by the Executive which have been found in an applicable court to constitute a felony; or (b) if termination shall have been the result of an act or acts of dishonesty by the Executive resulting or intended to result directly


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or indirectly in significant gain or personal enrichment to the Executive at the expense of the Company; or (c) upon the wilful and continued failure by the Executive substantially to perform his duties with the Company (other than any such failure resulting from incapacity due to mental or physical illness) after a demand in writing for substantial performance is delivered by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed his duties, and such failure results in demonstrably material injury to the Company. The Executive's employment shall in no event be considered to have been terminated by the Company for Cause if such termination took place as the result of (a) bad judgment or negligence, or
(b) any act or omission believed in good faith to have been in or not opposed to the interest of the Company. The Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board (after reasonable notice to the Executive and an opportunity for him, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board the Executive was guilty of conduct set forth above in clauses (a), (b) or (c) of the second sentence of this paragraph and specifying the particulars thereof in detail.

                  (2) If the Executive's employment shall be terminated for Cause, the Company shall pay the Executive his full Base Salary through the Date of Termination

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at the rate in effect at the time Notice of Termination is given and the Company shall have no further obligations to the Executive under this Agreement.

         C.       Termination for Disability
                  --------------------------

                  (1) The Company may terminate this Agreement on account of the Executive's "Disability" if the Executive is "Disabled." For purposes of this Agreement, the Executive shall be considered Disabled only if, as a result of his incapacity due to physical or mental illness, he shall have been absent from his duties with the Company on a full-time basis for a period of six months and within thirty (30) days after written Notice of Termination is given, he shall not have returned to the full-time performance of his duties.

                  (2) If the Company terminates this Agreement because the Executive is Disabled, the Company shall provide to the Executive (or his successors) the benefits specified in Paragraph (3) (continued participation in benefit plans) of Section IV.F. of this Agreement; provided, however, that for this purpose the Contract Term shall be determined as of the Date of Termination, but without regard to the termination of this Agreement by reason of the Executive's Disability.

         D.       Termination Upon Retirement
                  ---------------------------

                  (1) This Agreement will terminate upon the Executive's Retirement. For purposes of this Agreement, "Retirement" shall mean termination of the Executive's employment at or after attaining Normal Retirement Age or early retirement if effected



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in accordance with any retirement arrangement established with the Executive's consent with respect to him.

                  (2) In the event this Agreement terminates by reason of the Executive's Retirement, the Company shall pay to the Executive the amounts, and provide to the Executive the benefits, specified in Paragraph (3) (continued participation in benefit plans) of Section IV.F. of this Agreement.

                  (3) Notwithstanding the preceding provisions of this Section IV.D., unless the Executive otherwise consents in writing, a termination of the Executive's employment which occurs on or after the date of a change in control of the Company (as defined in Section VI hereof) shall not be deemed to be a termination of employment for Retirement.

         E.       Termination of Employment by the Executive for Good Reason
                  ----------------------------------------------------------

                  (1) The Executive may terminate his employment for Good Reason. For purposes of this Agreement, Good Reason will exist if any one or more of the following occur:

                  (a) Failure by the Company to honor any of its obligations under Sections III.B.2. (assignment of duties, responsibilities, etc., election to positions), III.C. (place of employment), III.D. (compensation), III.E. (benefit plans), VI (security) or VIII.A. (successors); or

                  (b) Any purported termination by the Company of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Section IV.A. above and, for purposes of this Agreement, no such purported termination shall be effective; or


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                  (c)               The issuance by or on behalf of the Company,
                                    on or after a change in control of the
                                    Company (as defined in Section VI hereof), of a Notice of Termination described in the third sentence of Section IV.A.(1) hereof which specifies that such Notice of Termination is given for the purpose of terminating this Agreement and which does not serve to terminate the Executive's employment with the Company substantially concurrently therewith; or

                  (d) Voluntary resignation by the Executive at any time during the ninety-day period commencing on the first anniversary of a change in control of the Company (as defined in Section VI hereof).

         F.       Compensation Upon Termination Other Than for Cause
                  --------------------------------------------------

                  (1) If the Company shall terminate the Executive's employment other than pursuant to Sections IV.B. (Cause), IV.C. (Disability) or IV.D. (Retirement) hereof or if the Executive shall terminate his employment for Good Reason pursuant to Section IV.E. hereof, then the Company shall pay to the Executive the following amounts:

                  (a) The Executive's Base Salary through the Date of Termination at the rate in effect at the time Notice of Termination is given;

                  (b) In a lump sum (in lieu of the installment payments otherwise payable under this Agreement), payable on or before the fifth
                                    (5th) day following the Date of Termination, an amount equal to the Executive's Base Salary through the conclusion of the Contract Term;

                  (c) In a lump sum (in lieu of the installment payments otherwise payable under this Agreement), payable on or before the fifth
                                    (5th) day following the Date of Termination, an amount equal to the Executive's annual incentive compensation payments, applicable to periods through the conclusion of the Contract Term. For this purpose, the annual incentive compensation amounts payable shall be deemed to be thirty percent (30%) of the Base Salary, or such greater percentage thereof, as may be applicable to the Executive, at target levels, under the Incentive Compensation Plan as in effect (i) immediately prior to the Notice of Termination or (ii) immediately prior to a change in control of the Company (as defined in Section VI hereof), whichever is more favorable to the Executive;

                  (d) In a lump sum, payable on or before the fifth (5th) day following the Date of Termination, an amount equal to the pro rata portion of the Executive's annual incentive compensation for the calendar year in which the Date of Termination occurs, such amount to be determined by multiplying the Executive's annual incentive compensation amount (as described below) by a fraction, the numerator of which is the number of days in such calendar year which had elapsed as of the Date of Termination and the denominator of which is 365; provided, however, that this Section IV.F.(1)(d) shall have effect only if the Date of Termination occurs in a calendar year following the calendar year in which occurs a change in control of the Company (as defined in Section VI hereof). For purposes of this paragraph, the Executive's annual incentive compensation amount shall be equal to the amount determined pursuant to the second sentence of Section IV.F.(1)(c) above; and

                  (e) The Company shall also pay all legal fees and expenses incurred as a result of such termination (including all such fees and expenses, if any, incurred in seeking to obtain or enforce any right or benefit provided by this Agreement, or in interpreting this Agreement).

                  (2) If the Company shall terminate the Executive's employment other than pursuant to Sections IV.B. (Cause), IV.C. (Disability) or IV.D. (Retirement) hereof or if the Executive shall terminate his employment for Good Reason pursuant to Section IV.E. hereof, then the Company shall pay him in one sum in cash, payable on or before the fifth (5th) day following the Date of Termination, an amount equal to the present value as of the Date of Termination (calculated at a discount rate equal to the discount rate used at the Date of Termination for computing the present value of commuted payments under the Pension Plan) of (a) the lump sum value (determined


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as of the Executive's Normal Retirement Age, using the same methods and assumptions used at the Date of Termination for purposes of the Pension Plan, of the retirement pension to which the Executive would have been entitled under the terms of the Pension Plan, excess benefits plan and supplemental retirement program for short service executives in which he participates (as in effect on the date of this Agreement) if the Executive's employment had continued through the conclusion of the Contract Term, at compensation levels consistent with those set forth in paragraphs (1)(b) (Base Salary) and (c) (Incentive Compensation) above (and including any other compensation, if any, which is to be considered under the formulas applicable to such plans), assuming commencement of payment of the Executive's pension at Normal Retirement Age, reduced by (b) the lump sum value (determined as of the Executive's Normal Retirement Age using the methods and assumptions hereinabove specified) of the retirement pension, if any, to which the Executive will be entitled under the terms of the Pension Plan, excess benefits plan and supplemental retirement program for short service executives in which the Executive participates (as in effect on the Date of Termination), based upon termination of the Executive's employment as of the Date of Termination and assuming commencement of payment of the Executive's pension benefits at his Normal Retirement Age. The lump sum value to be calculated under clause (a) of the immediately preceding sentence shall be determined (y) under the assumption that the Executive is fully vested in his retirement pension under the Pension Plan, excess benefits plan and supplemental retirement

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program for short service executives; and (z) without
regard to any amendments to any of such plans, which amendments are adopted on or after the date of a change in control of the Company (as defined in Section VI hereof), to the extent any such amendments adversely affect in any manner the computation of benefits thereunder or are otherwise adverse to the Executive.

                  (3) Unless the Executive is terminated for Cause, the Company shall maintain in full force and effect, for the Executive's continued benefit throughout the Contract Term, all active and retired employee Benefit Plans in which he was entitled to participate immediately prior to the Date of Termination (except as specified in paragraphs (2) (right of Company to make non-discriminatory changes in plans) and (4) (this Agreement in lieu of other plans as to severance and vacation) of Section III.E. of this Agreement), provided that continued participation is possible under the general terms and provisions of such plans and programs. In the event that participation in any such plan or program is barred, the Company shall arrange to provide him with benefits substantially similar to those which he is entitled to receive under such Benefit Plans. Unless the Executive is terminated for Cause, if prior to the expiration of the Contract Term the Executive attains Normal Retirement Age (or earlier retirement age should he so elect) as defined in the Pension Plan in effect on the Date of Termination hereunder, he shall have the right at any time prior to the expiration of the Contract Term to so retire and the Company shall thereafter maintain in full force and effect, for the Executive's continued benefit, all retired employee Benefit Plans applicable to him,


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

as in effect immediately prior to the Date of Termination (except as specified in paragraphs (2) (right of Company to make non-discriminatory changes in plans) and (4) (this Agreement in lieu of other plans as to severance and vacation) of
Section III.E. of this Agreement). If the termination of the Executive's employment occurs on or after a change in control of the Company (as defined in Section VI hereof), (a) the Company's obligation to maintain Benefit Plans pursuant to this Section IV.F.(3) shall be determined, on a plan-by-plan basis, based on the terms of the applicable Benefit Plan as in effect (i) immediately prior to such change in control of the Company or (ii) immediately prior to the Date of Termination, whichever is more favorable to the Executive, and (b) the Executive shall be treated as having remained in employment throughout the remainder of the Contract Term for purposes of determining his rights under any such Benefit Plans applicable to retired employees.

                  (4) Upon termination of employment for any reason other than pursuant to Sections IV.B. (Cause), IV.C. (Disability) or IV.D. (Retirement), or by reason of the Executive's death, the Company will provide to the Executive, at the cost and expense of the Company, the services of an outplacement firm to be mutually agreed upon between the Company and the Executive.

         G. Compensation Upon Disability
         -------------------------------

         During any period that the Executive fails to perform his duties hereunder as a result of incapacity due to physical or mental illness, he shall continue to receive his full Base Salary and incentive compensation at the rate then in effect until this


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

Agreement is terminated pursuant to Section IV.C. hereof. Thereafter, his benefits shall be determined in accordance with the Company's Pension Plan, excess benefits plan, supplemental retirement program for short service executives and disability insurance plans in which the Executive participates, or a substitute plan then in effect; provided, however, that if the Executive's employment is terminated pursuant to Section IV.C. hereof following a change in control of the Company (as defined in Section VI hereof), the Company shall pay to the Executive (a) in a cash lump sum on or before the fifth (5th) day following the Date of Termination, the amounts described in Sections IV.F(1)(a) and (d) hereof, and (b) during each month commencing with the month in which occurs the Date of Termination and through and including the month in which occurs the expiration of the Contract Term (for this purpose the Contract Term shall be determined as of the Date of Termination, but without regard to the Executive's termination for Disability), an aggregate amount in cash equal to the excess (but not less than zero) of (i) one-twenty-fourth of the aggregate amount determined under Sections IV.F.(1)(b) and (c) hereof over (ii) the aggregate amount received by the Executive during such month under the Company's long-term disability plans.

         H. Compensation Upon Death
            -----------------------

         In the event this Agreement terminates by reason of the Executive's death following a change in control of the Company (as defined in Section VI hereof), the Company shall pay to the Executive's legal representatives or estate or as may be


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

directed by the legal representatives of his estate, as the case may be, in a lump sum payable on or before the fifth (5th) day following the Executive's death, an amount in cash equal to the amounts determined under Sections IV.F.(1)(a), (b), (c) and (d) hereof (and for the purpose of determining such amounts payable under Sections IV.F.(1)(b) and (c), the Contract Term shall be determined as of the date of the Executive's death, but without regard to such death).

         I.       Restrictions on Competition.

                  (1) The Executive will not, at any time during the Restricted Period (as defined in Section IV.I.(2) below), accept employment with, own an interest in, form a partnership or joint venture with, consult with or otherwise assist any person or enterprise that manufactures or sells products ("Competitive Products") similar to, or competitive with, the products manufactured or sold by the Company on the Date of Termination.

                  (2)      The "Restricted Period" means:
                           (a) 36 months after the Date of Termination; and
                           (b) an additional 12 months thereafter (the
                               "Additional Period") if:
                               (i)     the  Company  has  not   terminated  the
                                       Executive's   employment  in accordance
                                       with Section IV.C. (Disability);

                                    (ii)    the Company elects to impose the
                                            Additional Period by providing to
                                            the Executive written notice of such
                                            election not later than two months
                                            after the termination of the
                                            Executive's employment; and

                                    (iii)   the Company pays the Executive, in
                                            twelve (12) monthly installments
                                            during the Additional Period, an
                                            aggregate amount equal to the
                                            Executive's Base Salary for the
                                            calendar year in which the
                                            Executive's employment terminated;
                                            and

                           (c) in addition to the time period(s) set forth in (a) and, if applicable, (b) above, the remaining period of time, if any, until the Executive is 60 years old if:

                                    (i)     this Agreement has terminated by
                                            reason of the  Executive's
                                            Retirement before the Normal
                                            Retirement Age;

                                    (ii)    the Executive is an officer of the
                                            Company;

                                    (iii)   the Executive has elected to receive
                                            his or her early retirement benefit
                                            on the basis of the increased
                                            "Post-1995 Factors" set forth in
                                            Section 4 of the Company's Excess
                                            Benefits Plan, as such provision may
                                            be amended from time to time.

                  (3) Section IV.I.(1) above will not apply if the relevant person or enterprise acquires a business or product line that manufactures or sells Competitive Products after the commencement of the Executive's employment or other relationship with such person or enterprise and the Executive does not participate in any way in the business of the Competitive Products for 36 months after the termination of the Executive's employment and, at the request of the Company, the Executive and the relevant person or enterprise certify to the Company in writing that the Executive has and will comply with the restrictions of this
                           Section IV.I.(3).

                  (4) Nothing in this Section IV.I. eliminates or affects any right to payments or benefits that the Executive otherwise has under other provisions of this Article IV; and nothing in this Section IV.I. gives the Executive the right to any payment or benefit under other provisions of this Article IV that he or she does not otherwise have.

         J.       Mitigation
                  ----------

         The Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for herein be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination, or otherwise.

V.       Certain Tax Matters
         -------------------

         A.       Additional Payments
                  -------------------

                  (1) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined (as hereafter provided) that any payment or distribution to or for the Executive's benefit, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement (including without limitation any stock option agreement or Performance Share Plan Participant agreement), or similar right (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986 (or any successor provision thereto), or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment or payments (a "Gross-Up Payment") in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (2) Subject to the provisions of Section V.A.(5), all determinations required to be made under this Section V.A., including whether an Excise Tax is payable by the Executive, the amount of such Excise Tax, whether a Gross-Up Payment is required, and the amount of such Gross-Up Payment, shall be made by a nationally-recognized legal or accounting firm (the "Firm") selected by the Executive in the Executive's sole discretion. The Executive agrees to direct the Firm to submit its determination and detailed supporting calculations to both the Executive and the Company as promptly as practicable. If the Firm determines that any Excise Tax is payable by the Executive and that a Gross-Up Payment is required, the Company shall pay the Executive the required Gross-Up Payment within ten business days after receipt of such determination and calculations. If the Firm determines that no Excise Tax is payable by the Executive, it shall, at the same time as it makes such determination, furnish the Executive with an opinion that the Executive has substantial authority not to report any Excise Tax on the Executive's federal income tax return. Any determination by the Firm as to the amount of the Gross-Up Payment shall be binding upon the Executive and the Company. As a result of the uncertainty in the application of Section 4999 of the Internal Revenue Code of 1986 (or any successor provision thereto) at the time of the initial determination by the Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (an "Underpayment"). In the event that the Company exhausts its remedies pursuant to Section V.A.(5) hereof and the Executive thereafter is required to make a payment of any Excise Tax, the Executive may direct the Firm to determine the amount of the Underpayment (if any) that has occurred and to submit its determination and detailed supporting calculations to both the Executive and the Company as promptly as possible. Any such Underpayment shall be promptly paid by the Company to the Executive, or for the Executive's benefit, within ten business days after receipt of such determination and calculations.

                  (3) The Executive and the Company shall each provide the Firm access to and copies of any books, records and documents in the possession of the Company or the Executive, as the case may be, reasonably requested by the Firm, and otherwise cooperate with the Firm in connection with the preparation and issuance of the determination contemplated by Section V.A.(2) hereof.

                  (4) The fees and expenses of the Firm for its services in connection with the determinations and calculations contemplated by Section V.A.(2) hereof shall be borne by the Company. If such fees and expenses are initially paid by the Executive, the Company shall reimburse the Executive the full amount of such fees and expenses within ten business days after receipt from the Executive of a statement therefor and reasonable evidence of the Executive's payment thereof.

                  (5) The Executive agrees to notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as promptly as practicable but no later than ten (10) business days after the Executive actually receives notice of such claim. The Executive agrees to further apprise the Company of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by the Executive). The Executive agrees not to pay such claim prior to the earlier of (a) the expiration of the 30-calendar-day period following the date on which the Executive gives such notice to the Company and (b) the date that any payment with respect to such claim is due. If the Company notifies the Executive in writing at least five business days prior to the expiration of such period that it desires to contest such claim, the Executive agrees to:

                  (a) provide the Company with any written records or documents in the Executive's possession relating to such claim reasonably requested by the Company;

                  (b) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation accepting legal representation with respect to such claim by an attorney competent in respect of the subject matter and reasonably selected by the Company;

                  (c) cooperate with the Company in good faith in order effectively to contest such claim; and

                  (d) permit the Company to participate in any proceedings relating to such claim;


provided, however, that the Company shall bear and pay directly all costs and expenses (including interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, from and against any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this Section V.A.(5), the Company shall control all proceedings taken in connection with the contest of any claim contemplated by this Section V.A.(5) and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that the Executive may participate therein at the Executive's own cost and expense) and may, at its option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay the tax claimed and sue for a refund, the Company shall advance the amount of such payment to the Executive on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance; and provided further, however, that any extension of the statute of limitations relating to payment of taxes for the Executive's taxable year with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of any such contested claim shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (6) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section V.A.(5) hereof, the Executive receives any refund with respect to such claim, the Executive agrees (subject to the Company's complying with the requirements of Section V.A.(5) hereof) to promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the Executive's receipt of an amount advanced by the Company pursuant to Section V.A.(5) hereof, a determination is made that the Executive is not entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) calendar days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid pursuant to this Section V.A.

VI. Security
    --------

                  To secure payment of the benefits provided for in this Agreement, the Company agrees forthwith to establish an irrevocable escrow account (the "Escrow Account") at National City Bank (the "Escrow Agent"), Cleveland, Ohio, or, in the event that National City Bank shall resign, any other financial institution satisfactory to the Company and the Executive (or the Executive's executor or other personal representative) or appointed by a court of competent jurisdiction and to keep on deposit in the Escrow Account such amount, if any, as shall at all times be at least equal to the required security hereinafter provided for. The maximum amount of required security to be kept on deposit at any time shall be (A) the sum of $657,800 (the "Maximum Amount") or (B) if there has been determination with the Executive's written consent or by a final arbitral award rendered in accordance with this Agreement that a specific lesser amount fully secures the Company's obligations under this Agreement, then such specific lesser amount or, in the case that the Company has fully performed its obligations under this Agreement, nothing. Subject to the provisions hereof, the Maximum Amount of required security shall be kept on deposit at all times after (i) the expiration of five days following the occurrence of a "potential change in control of the Company" or (ii) a "change in control of the Company" (as such terms are hereinafter defined), whichever occurs earlier. For purposes of this Agreement, a "change in control of the Company" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                  (1) Any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities; or

                  (2) During any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company and any new director (other than a director designated by a person who has entered into an agreement or arrangement with the Company to effect a transaction described in clause (1) or (3) of this sentence) whose appointment, election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors of the Company; or

                  (3) There is consummated a merger or consolidation of the Company or a subsidiary thereof with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than fifty (50%) of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or

                  (4) There is consummated a sale or disposition by the Company of all or substantially all the Company's assets.

For purposes of this Agreement, a "potential change in control of the Company" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                  (a) any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities; or

                  (b) the Company enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Company; or

                  (c) any person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute or result in a change in control of the Company; or

                  (d) any person commences a solicitation (as defined in Rule 14a-1 of the General Rules and Regulations under the Exchange Act) of proxies or consents which has the purpose of effecting or would (if successful) result in a change in control of the Company; or

                  (e) a tender or exchange offer for voting securities of the Company, made by a person (other than the Company, any subsidiary thereof, any employee benefit plan of the Company or any person organized, appointed or established by the Company for or pursuant to the terms of any such plan), is first published or sent or given (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act).


         Until the Maximum Amount of required security is required to be kept on deposit, the Company shall only be obliged to maintain on deposit in the Escrow Account an amount (the "Required Security") at least equal to sixty percent (60%) of the Maximum Amount of required security; provided, however, that if a potential change in control of the Company shall occur prior to a change in control of the

Company and if a change in control of the Company does not occur within twelve months after the most recent occurrence of a potential change in control of the Company, the Escrow Agent shall be entitled, upon receipt of a written request by the Company, to return to the Company any amounts in excess of the Required Security (or reduce the amount of any letter of credit to an amount equal to the Required Security). Except as provided in the immediately preceding sentence and in the penultimate paragraph of this Section VI, amounts deposited in the Escrow Account shall be paid out by the Escrow Agent only to the Executive, in such amounts as the Executive shall certify to the Escrow Agent as amounts that the Company is in default in paying the Executive under this Agreement, or to the Company, to the extent that the amount on deposit exceeds the maximum amount of required security as specified in joint written instructions from the Executive and the Company to the Escrow Agent or in a final arbitral award rendered pursuant to Section VII hereof.

         The Company shall have the right, at any time and from time to time, to instruct the Escrow Agent to invest all or any or any part of the funds in the Escrow Account in time deposits or certificates of deposit with, or repurchase or other obligations of, National City Bank, in its individual corporate capacity, or any of its domestic or foreign branches, or any other "bank" (as determined by the Company), or obligations issued or guaranteed by the United States or any of its agencies or instrumentalities, provided that no such investment shall be for a period in excess of ninety (90) days. The Escrow Agent shall have no liability whatsoever for following the instructions of the Company regarding any such investment, or for any loss in value of the Escrow Account as a consequence of any such investment or the liquidation thereof.

         The Company may meet its obligation to keep amounts on deposit in the Escrow Account through (a) deposits of assets; (b) one or more letters of credit deposited in escrow; or (c) any combination of the foregoing. The Company shall have right, at any time and from time to time, to substitute one form of permitted deposit in the Escrow Account for another form of permitted deposit in the Escrow Account.

         Intending that the Escrow Agent and its successors and assigns shall have the right to rely hereon, the Executive consents to the agreement pertaining to the Escrow Account to be maintained pursuant to this Section VI (the "Escrow Agreement") substantially in the form attached hereto as Exhibit A, and consents to the amendment and restatement, pursuant to the Escrow Agreement, of all prior escrow agreements which have been made between the Company and National City Bank (in any capacity) and of which the Executive is a beneficiary. The Executive further consents to amendments, modifications, restatements and clarifications of the Escrow Agreement from time to time, so long as, after giving effect to each such amendment, modification, restatement or clarification, the then aggregate amount (whether in the form of cash, investments which the Company has instructed the Escrow Agent to make as hereinbefore provided (the amount of which shall be determined, in each case, at the time of the investment), amounts available to be drawn by the Escrow Agent under one or more letters of credit, or any combination of the foregoing) credited to the Escrow Account by the Escrow Agent would not be less than the required security provided for in this Section VI. The Escrow Agent and its successors and assigns shall have the right to rely upon such consent of the Executive.

VII. Arbitration
     -----------

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Cleveland, Ohio in accordance with the rules of the American Arbitration Association then in effect; provided that all arbitration expenses shall be borne by the Company. Judgment may be entered on the arbitrators' award in any court having jurisdiction; provided, however, that the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

VIII. Miscellaneous
      -------------

         A.       Successors, Binding Agreement
                  -----------------------------


         The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as would apply if the Executive terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that executes and delivers the agreement provided for in this section or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount payable hereunder remains unpaid, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to his estate.

         B. Notice
            ------

         Notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith.

         C.       Waiver and Amendment; Governing Law
                  -----------------------------------

         No provisions of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing signed by the Executive and such officer as may be specifically designated by the Board (which shall in any event include the Company's Chief Executive Officer). No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement, and this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. Without limiting the generality of the foregoing, this Agreement supersedes and replaces in its entirety any prior agreement relating to the subject matter hereof (other than agreements between the Executive and the Company which constitute Benefit Plans). The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Ohio.

         D.       Release and Reaffirmation
                  -------------------------

         In connection with any termination of the Executive's employment prior to a change in control of the Company (as defined in Section VI hereof), the Company may, as a condition to the payment by the Company to the Executive of any post-employment benefits under this Agreement, condition such payment upon the execution and delivery by the Executive to the Company of:

                  (1) A release, in form reasonably acceptable to the Company, releasing the Company from any further obligations to the Executive, except for obligations under Benefit Plans which remain in favor of the Executive and any other remaining obligations under the specific terms of this Agreement or any other written agreement in effect between the Company and the Executive; and

                  (2) A reaffirmation by the Executive of his obligations under this Agreement and any other agreement theretofore in effect between the Executive and the Company relating to confidentiality, restrictions on competition or intellectual property rights.

         This Section VIII.D. shall not apply in connection with any termination of the Executive's employment on or after the date on which a change in control of the Company (as defined in Section VI hereof) shall have occurred.

         E.       Validity
                  --------

         The invalidity or unenforceability of any one or more provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         F.       Certain Obligations of the Company
                  ----------------------------------

         All obligations of the Company to make payments and provide benefits under this Agreement shall survive the expiration of the Contract Term.

         G.       Termination of Prior Agreements
                  -------------------------------

         The Executive and the Company had been party to an Amended and Restated Executive Employment Agreement effective as of July 28, 1995 (the "Prior Agreement"). The Company gave Notice of Termination of the Prior Agreement on March __, 1998 and thereafter the rights and obligations of both parties continued for a specified period of time as provided in the Prior Agreement. The Executive and the Company hereby agree that this Agreement supersedes the Prior Agreement and that upon the execution hereof neither the Executive nor the Company has any rights or obligations under the Prior Agreement.

         H.       Counterparts
                  ------------

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.


                                            FERRO CORPORATION


                                            BY:
                                               ---------------------------------


                                            ------------------------------------